Exhibit 10.3

OFFSHORE SECURITIES PURCHASE AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1033 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 IS AVAILABLE.

This Offshore Securities Purchase Agreement (this “Agreement”) is made by Synthetic Blood International, Inc., a New Jersey corporation (the “Company”), and the purchaser identified on the signature page hereto, including its successors and assigns, (the “Buyer”); and

WHEREAS, this Agreement is executed in reliance upon the transaction exemption afforded by Regulation S (“Regulation S”) as promulgated by the Securities and Exchange Commission (“SEC”), under the Securities Act of 1933, as amended, (the “1933 Act”),

NOW, THEREFORE, in consideration of the foregoing recitals and the terms and conditions hereinafter set forth the parties hereto agree as follows:

1. SUBSCRIPTION

(a) The Buyer hereby subscribes for and purchases:

(i) 2,500,000 shares of the restricted common stock of the Company, and

(ii) 6,000,000 warrants to purchase common stock of the Company, the form of which is attached hereto as Exhibit A;

all at a price of $0.185 per share or a total purchase price of $462,500 (U.S.). The common stock and warrants are collectively referred to as the “Securities.”

(b) Buyer has deposited the purchase price by delivering good funds in United States Dollars to the Company.

2. BUYER’S REPRESENTATIONS. Buyer represents and warrants to the Company as follows:

(a) Buyer is not a U.S. Person and Buyer was not formed for the purpose of investing in securities which have not been registered under the 1933 Act in reliance upon Regulation S by or for the benefit of a U.S. person.

(b) At the time the buy order was originated, Buyer was outside the United States.

(c) No offer to sell or purchase the common stock or warrants was made in the United States.

(d) Buyer has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being purchased by the Buyer.

(e) Buyer is purchasing the Securities for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person.

(f) All subsequent offers and sales of the Securities shall be made in compliance with Regulation S and/or pursuant to registration of the Securities under the 1933 Act or pursuant to an exemption from registration under the 1933 Act. Unless registered for sale under the 1933 Act, the Securities will not be resold to U.S. Persons or within the United States until after the end of a one year restricted period commencing on the date of closing of the purchase of the Securities and otherwise in compliance with Rule 904 of Regulation S.

(g) The Securities are being offered and sold to Buyer in reliance on Regulation S and the Company is relying upon the truth and accuracy of Buyer’s representations and warranties in order to justify such reliance in connection with the sale of the Securities to Buyer.

(h) Buyer has received and reviewed the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2004, quarterly report on Form 10-Q for the fiscal quarter ended July 31, 2004, and Prospectus dated September 10, 2004 as filed with the Securities and Exchange Commission, and has had an opportunity to ask questions of and receive information from the Company and its executive officers and has availed itself of such opportunity to the fullest extent desired by Buyer.

3 COMPANY REPRESENTATIONS. The Company represents and warrants to Buyer as follows:

(a) The Company is required to file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). The Company is a “reporting issuer” as defined by Rule 902 of Regulation S. The Company is current in its reporting obligations with the Securities and Exchange Commission. The Company’s common stock is listed on the Over the Counter Bulletin Board under the symbol SYBD.

(b) The Company is incorporated in the state of New Jersey and is in good standing as of the date of this Agreement. The Company’s Federal Identification Number is 22-3067701.

(c) The Company has not offered the Securities which are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S.

(d) At the time the buy order was originated, the Company and/or its agents reasonably believed Buyer was outside of the United States and was not a U.S. Person.

(e) The Company and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

(f) The Company has not engaged in nor will engage in any “Directed Selling Efforts,” i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being purchased by the Buyer.

(g) The Securities when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholders of the Company. The Securities are free and clear of any security interest, liens, claims, or other encumbrances.

(h) The Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally.

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4. EXEMPTION; RELIANCE ON REPRESENTATION.

(a) Buyer understands that the offer and sale of the Shares are not being registered under the 1933 Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S as an exemption from registration for this transaction between the Company and the Buyer. Buyer agrees that the Securities can not be sold except in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the 1933 Act.

(b) Buyer agrees that the Securities are “restricted securities” as defined in SEC Rule 144(a)(3). The Company is bound by this Agreement to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration.

5. TRANSFER AGENT INSTRUCTIONS.

The Company will deliver or cause to be delivered to the Buyer upon receipt of this Agreement and the subscription payment certificates and instruments representing the Securities in the name of Buyer. All certificates and instruments shall bear appropriate restrictive legends to the effect that no transfer of the Securities may be made except in compliance with the provisions of Regulation S. The Company and Buyer agree that the Company’s transfer agent is hereby directed and authorized to refuse to register any transfer of the Securities that is not made in accordance with the provisions of Regulation S.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.. Buyer understands that the Company’s obligation to sell the Securities is condition upon:

(a) The receipt and acceptance by the Company of this Subscription Agreement executed by Buyer, and

(b) Delivery to the Company of good funds as payment in full for the purchase of the Securities.

7. GOVERNING LAW.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, United States of America. A facsimile transmission of this signed agreement shall be legal and binding to all parties hereto.

8. MODIFICATION.

This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of their respective boards of directors.

9. NON-ASSIGNABLE.

This Agreement is not assignable or transferable to any other party.

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10. ATTORNEY FEES.

Buyer shall be responsible for his own legal fees in connection with the execution and negotiation of this Agreement. If any action at law or equity, including an action for declaratory judgment is filed, or if an arbitration proceeding is brought to enforce or interpret the terms, covenants or provisions of this Agreement, each party agrees to bear their own attorneys’ fees and costs.

11. FORM OF OWNERSHIP. Please indicate the form of ownership that the Buyer Subscriber desires for the Securities:

X	Individual
____	Joint Tenants with Right of Survivorship
____	Tenants in Common
____	Community Property
____	Trust
____	Corporation
____	Partnership
____	Other:

IN WITNESS WHEREOF, this Offshore Securities Purchase Agreement was duly executed on the date first written below.

Dated this 12th day of the month of October 2004.

Buyer:

Camenzind, Andreas
Print Name of Buyer

By:	/s/ Andreas Camenzind

Print Name and Title of Signer

Chalenstl. 6
Address

F123 Esmatingen
City

Switzerland
Country

Accepted this 14th day of the month of October 2004.

SYNTHETIC BLOOD INTERNATIONAL, INC.

By:	/s/ Robert Nicora
Robert Nicora, President

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EXHIBIT A

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

COMMON STOCK PURCHASE WARRANT

To Purchase              Shares of Common Stock of

Synthetic Blood International, Inc.

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) CERTIFIES that, for value received,              (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or prior to September 30, 2007 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Synthetic Blood International, Inc., a New Jersey corporation (the “Company”), up to 6,000,000 shares (the “Warrant Shares”) of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). The purchase price of one share of Common Stock (the “Exercise Price”) under this Warrant shall be $0.20, subject to adjustment hereunder. The Exercise Price and the number of Warrant Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

1. Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

2. Authorization of Shares. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

3. Exercise of Warrant.

(a) Exercise of the purchase rights represented by this Warrant may be made at any time or times on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, said exercise will be void and of no effect if the Holder does not surrender this Warrant to the Company and the Company does not receive payment of the aggregate Exercise Price of the shares purchased by wire transfer or cashier’s check drawn on a United States bank on or before the fifth day following the date notice of exercise is delivered to the Company. Certificates for shares purchased hereunder shall be delivered to the Holder within 3 Trading Days from the delivery to the Company of the notice of exercise, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 3(a) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

(b) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

5. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

6. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

7. Transfer, Division and Combination.

(a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 7.

(d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

(e) In connection with any transfer of this Warrant the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

8. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price (or by means of a cashless exercise), the Warrant Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

11. Adjustments of Exercise Price and Number of Warrant Shares.

(a) Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

(b) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

(c) Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 11. For purposes of this Section 11, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 11(c) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

(d) Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

(e) Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

Notice of Corporate Action. If at any time:

(i) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(ii) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

(iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 20 days’ prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Warrant Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

12. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable there for upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

13. Miscellaneous.

(a) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

(b) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(d) Notices. Any notice, request or other document required or permitted to be given or delivered all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile and receipt is confirmed by telephone, (b) the second business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (c) upon actual receipt by the party to whom such notice is required to be given. The Holder’s address for such notices and communications shall be the address of Holder as it appears in the books and records of the Company.

(e) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(g) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(h) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(i) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:                     , 2004

SYNTHETIC BLOOD INTERNATIONAL, INC.

By:
Name:
Title:

NOTICE OF EXERCISE

To: Synthetic Blood International, Inc.

(1) The undersigned hereby elects to purchase              Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

__________________________________

The Warrant Shares shall be delivered to the following:

__________________________________

__________________________________

__________________________________

(3) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended.

[PURCHASER]

By:
Name:
Title:

Dated:

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

Dated:	,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.